EXHIBIT 10WW
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                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                         Myles Standish Industrial Park
                          Taunton, Massachusetts 02780


                                                    Dated as of:  March 31, 2000

National Bank of Canada
One Federal Street, 27th Floor
Boston, Massachusetts  02110

         Re:  Modification No. 6 to Revolving Credit and Term Loan Agreement
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Ladies and Gentlemen:

         We refer to the Revolving Credit and Term Loan Agreement, dated as of July 8, 1996 (as from time to time amended and in effect, the "Agreement"), between Advanced Deposition Technologies, Inc. (the "Borrower") and National Bank of Canada (the "Lender"). Terms used in this letter of agreement which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to waive certain financial covenant defaults and to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to waive the defaults and make the amendments so requested by us on the condition that we join with you in this letter of agreement.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this letter of agreement, and fully intending to be legally bound by this letter of agreement, we hereby agree with you as follows:

                                    ARTICLE I
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                             AMENDMENTS TO AGREEMENT
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         Effective as of March 31, 2000 (in this letter of agreement, the "Modification Date"), the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Modification No. 6 and all (if any) other documents executed and delivered in connection therewith.

         (b) The Lender hereby exercises its discretionary right under Section 5.1(vi) of the Agreement to require that Borrowing Base Reports be hereafter delivered within three Business Days after the close of each one-week fiscal period of the Borrower, and the Borrower hereby acknowledges and agrees to the foregoing (it being understood, however, that so-called backup journals may continue to be delivered on a monthly basis).

         (c) The following two new definitions are added at the end of Section
1.1 of the Agreement:

            "Modification No. 6" means that certain letter agreement dated as of March 31, 2000 between the Borrower and the Lender, upon the terms of which the Agreement was further modified and amended.

            "Sixth Modification Date" means March 31, 2000.

         (d) Section 5.16 of the Agreement is amended to read in its entirety as follows:

             "[Intentionally Omitted.]"

         (e) Section 5.20 of the Agreement is amended: (i) by deleting the reference therein to "$2,000,000", and (ii) by inserting in place thereof the following: "$1,500,000".

         (f) Section 6.1 of the Agreement is amended by adding the following new event of default at the end thereof:

                  "(xviii) the failure of Alexander Peter Boxall to provide the Borrower with a subordinated loan of at least $300,000 in cash by April 15, 2000, the terms of which loan (including, without limitation, the terms of subordination) shall be satisfactory to the Lender in its sole discretion."


                                   ARTICLE II
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                                     WAIVER
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         We have informed you that the Borrower is not in compliance with
Section 5.14 of the Agreement with respect to the fiscal year ending December 31, 1999, which constitute separate Events of Default under (and as defined in)
Section 6.1(i) thereof. The Borrower has requested that the Lender waive the foregoing Events of Default.

         In accordance with such request, the Lender hereby waives the foregoing Events of Default. This waiver is limited solely to the foregoing Events of Default as of December 31, 1999, and March 31, 2000, respectively, and shall not extend to any other period, any other provision of the Agreement or any other Default or Event of Default which may now exist or hereafter arise under the Agreement.

         It is understood and agreed that the covenant contained in Section 5.14 shall continue to be in full force and effect.


                                   ARTICLE III
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                         REPRESENTATIONS AND WARRANTIES
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         The Borrower represents and warrants to you as follows:

         (a) Representations in Agreement: Each of the representations and warranties made by or on behalf of the Borrower to you in the Agreement or any other Loan Document, as amended through this letter of agreement, was true and correct when made and is true and correct on and as of the Modification Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this letter of agreement, except to the extent that such representations and warranties relate solely to a prior date.

         (b) No Events of Default: No Default or Event of Default exists on the Modification Date (after giving effect to all of the arrangements and transactions contemplated by this letter of agreement).

         (c) Binding Effect of Documents. This letter of agreement has been duly executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein and therein constitute legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                                   ARTICLE IV
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                        PROVISIONS OF GENERAL APPLICATION
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         (a) No Other Changes. Except as otherwise expressly provided by this letter of agreement, all of the terms, conditions and provisions of the Agreement and each of the other Loan Documents remain unaltered. The Agreement and this letter of agreement shall be read and construed as one agreement. Except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended hereby, is hereby confirmed as being in full force and effect, and the Borrower hereby ratifies and confirms all of its agreements and obligations contained therein or in the other Loan Documents.

         (b) Governing Law. This letter of agreement is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This letter of agreement and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) Binding Effect; Assignment. This letter of agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d) Counterparts. This letter of agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this letter of agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (e) Conflict with Other Agreements. If any of the terms of this letter of agreement shall conflict in any respect with any of the terms of the Agreement or any other Loan Document, the terms of this letter of agreement shall be controlling.

         (f) Conditions Precedent. This letter of agreement shall become effective as of the Modification Date, but only if:

             (i) the form of acceptance at the end of this letter of agreement shall be signed by the Lender; and (ii) the Lender shall have received from the Borrower payment of a non-refundable amendment and waiver fee in the amount of $30,000.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter of agreement and return such counterpart to the undersigned, whereupon this letter of agreement, as so accepted by you, shall become a binding agreement between you and the undersigned.
                                          Very truly yours,

                                          The Borrower:
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                                          ADVANCED DEPOSITION TECHNOLOGIES, INC.

                                          By:  /s/  Joseph Keller
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                                          Title: Controller
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                                          By:  /s/  Alexander Boxall
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                                          Title:   President
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         The foregoing agreement is hereby accepted by the undersigned as of March 31, 2000.

                                          The Lender:
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                                          NATIONAL BANK OF CANADA


                                          By:  /s/  A. Keith Broyles
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                                          Title: Vice President and Manager
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                                          By:  /s/  Leonard J. Pellecchia
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                                          Title:  Vice President
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